FORM 8-K

                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                          CURRENT REPORT

                 Pursuant to Section 13 or 15(d)
                  of the Securities Act of 1934

  Date of Report (Date of earliest event reported) March 22, 2000

                      BUFFALO CAPITAL VIII, LTD
       (Exact name of Registrant as specified in its charter)

                           Commission File Number     0-23873

       Colorado                                               84-1434321
(State or other jurisdiction             (I.R.S. Employer
of incorporation or organization)      Identification No.)

7331 Meadow Court
Boulder, Colorado 80301
(Address of principal executive offices and Zip Code)

(303) 530-3353
(Registrant's telephone number including area code)

References in this document to "us," "we," or "the Company" refer to Buffalo Capital VIII, Ltd. and its subsidiary.

Item 1.        Changes in Control of Registrant

       We completed our acquisition of 100% of the issued and outstanding common shares of Momentum Productions, Inc., a private New York company (MPI), in exchange for approximately 82.9% of our ownership. We issued a total of 9,120,000 shares to the shareholders of MPI. As a result of this transaction, there will be approximately 11,000,000 common shares issued and outstanding.
Our Class A and Class B warrants were cancelled as a part of this transaction.

       Our Momentum Productions, Inc. wholly-owned subsidiary is in business to develop a vertically integrated entertainment organization, engaged in various aspects of the entertainment business including, but not limited to, theater management, the ownership, financing and development of theatrical stage and ancillary rights for musicals, plays and films.

       Safe Harbor Statement

       Investors should carefully consider the preceding information, as well as other information contained herein before making an investment in the common stock of the Registrant. Information contained in herein contains "forward-looking statements" which can be identified by the use of forward-looking terminology such as "believes," "may," "should," or "anticipates," or the negative thereof or given that the future results covered by such forward-looking statements will be achieved. The preceding matters constitute cautionary statements identifying important factors with respect to such forward-looking statements, including certain risks and uncertainties that could cause actual results to vary materially from the future results covered in such forward-looking statements. Other factors could also cause actual results to vary materially from the future results covered in such forward-looking statements.

Item 2.        Acquisition or Disposition of Assets

       See Item 1 above.

Item 3.        Bankruptcy or Receivership

       Not applicable.

Item 4.        Changes in Registrant's Certifying Account

       Not applicable.

Item 5.        Other Events

       Not applicable.

Item 6.        Resignation of Registrant's Directors

       All of the prior officers and directors have resigned as a part of this acquisition. The persons named below have been elected to the office or offices set forth opposite his name, to fill vacancies and serve until his successor is duly elected and shall qualify:

NAME                                   OFFICE

Mitchell Maxwell                       President, Chief Executive Officer
                                       and Director

Anthony R. Russo                       Secretary-Treasurer and Director

Mark Balsam                            Director

Item 7. Financial Statements, Pro Form Financial Information and Exhibits

       Not applicable.

Item 8.        Change in Fiscal Year

       Not applicable.

Item 9.        Sales of Equity Securities Pursuant to Regulation S

       Not applicable.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUFFALO CAPITAL VIII, LTD



By:    /s/_________________________
       Mitchell Maxwell,  President

Date:  March 22, 2000